SATUIT CAPITAL MANAGEMENT TRUST

SUPPLEMENT

Dated February 29, 2016

to the

PROSPECTUS & STATEMENT OF ADDITIONAL INFORMATION

Dated March 2, 2015

The Prospectus and Statement of Additional Information of the Satuit Capital Management Trust, dated March 2, 2015, is amended as follows:

Satuit Capital U.S. SMID Cap Fund

At a Special Meeting of the Board of Trustees of Satuit Capital Management Trust (the “Trust”), held on February  22, 2016, after careful deliberation and upon the recommendation of Trust management, the Board concluded that the Satuit Capital U.S. SMID Cap Fund (the “Fund”) was not economically viable and decided to close the Fund, wind up its affairs, liquidate its portfolio and distribute the Fund's assets to the Fund's shareholders.

Accordingly, effective immediately, the Fund is closed to new investors and will not accept purchases of shares.

The Fund will be liquidating its portfolio, winding up its affairs, and will distribute its assets to Fund shareholders on or about April 30, 2016.

Current shareholders of the Fund may redeem their shares at any time.

ALL SECTIONS OF THE PROSPECTUS NOT SPECIFICALLY ADDRESSED IN THIS SUPPLEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

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